LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND

July 1, 1999

Dear Shareholder:

The J.P. Morgan Institutional European Equity Fund delivered a return of 1.60% for the six months ended May 31, 1999, exceeding both its benchmark, the MSCI Europe Index and the Lipper European Region Funds Average.

The fund's net asset value on May 31 was $14.35 per share, decreasing from $14.73 per share on November 30, after paying dividends totaling $0.61 per share, including $0.23 in current income and $0.38 in long-term capital gains. The fund's net assets were nearly $12 million on May 31 while the total net assets of The European Equity Portfolio, in which the fund invests, totaled almost $25 million.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 5

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     ---------------------------
                                                    THREE        SIX          ONE     THREE    SINCE
AS OF MAY 31, 1999                                  MONTHS       MONTHS       YEAR    YEARS    INCEPTION*
-------------------------------------------------------------------------     ---------------------------
J.P. Morgan Institutional European Equity Fund       0.21%        1.60%       -3.51%  18.32%   18.05%
MSCI Europe Index                                   -0.90%        0.16%       -1.42%  20.66%   19.91%
Lipper European Region Funds Average                -1.54%       -0.96%       -7.47%  15.44%   16.21%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------     ---------------------------
J.P. Morgan Institutional European Equity Fund      -0.89%       18.61%        1.08%  19.67%   19.51%
MSCI Europe Index                                   -2.11%       16.22%        4.58%  22.06%   21.87%
Lipper European Region Funds Average                -2.67%       13.30%       -0.40%  17.50%   17.59%







*2/29/96
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH MEASURES EUROPEAN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, and a member of the portfolio management team of the J.P. Morgan European Equity Portfolio. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University and is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on June 14, 1999, and reflects his views on that date.

EUROPEAN STOCKS WERE NOT THE STRONGEST PERFORMERS FOR U.S. DOLLAR-BASED INVESTORS OVER THE PAST SIX MONTHS, YET THE FUND OUTPERFORMED ITS COMPETITION AND ITS INDEX. HOW DID YOU DO IT?

NFE: We outperformed primarily on stock selection - we owned more of the undervalued stocks that the market began to favor over the last six months.

DID THE FUND CHANGE ITS COUNTRY ALLOCATION?

NFE: Yes. Last December, when we were overweighted in Continental Europe, we became worried about overall valuation levels. We were concerned that some stocks might have been ahead of themselves -- that earnings might not justify prices. So early this year we moved some assets out of Continental Europe and back to the United Kingdom, where earnings expectations were more realistic. The U.K. over the last six months has cut interest rates down to near 30-year lows.

WHAT KIND OF SECURITIES DID YOU FIND INTERESTING?

NFE: At Morgan, we have fundamental, in-house analysts who look for attractively priced securities. We have a slight bias toward value. Last year, the financial markets were more interested in growth stocks. But early this year (the period we are now reviewing), the market leadership broadened and value stocks came back into favor. Investors believed that the large growth stocks had become overvalued and that the earnings of cyclicals and industrials showed more promise.

CAN YOU GIVE US AN EXAMPLE?

NFE: ST Microelectronics (France), is Europe's second-largest semiconductor manufacturer and gaining market share. It didn't do well last year because of pricing pressures. But a cyclical recovery in the semiconductor industry was starting to take place, and sales and orders bottomed last September. We thought that the market at the time was being too negative, focusing too much on sentiment and not enough on fundamentals. This year, semiconductor stocks have performed well globally, as prices for products have started to firm. The market is now looking at these stocks more realistically. Another stock that fared poorly last year but has risen nicely this year is Phillips Electronics, the Dutch consumer electronics company.

BANK STOCKS HAVE ALSO PERFORMED WELL IN EUROPE, HAVEN'T THEY?

NFE: Yes, as a result of mergers and acquisitions activity. In fact, all sorts of industries in Europe are restructuring. Last year, mergers and acquisitions totaled $570 billion in Continental Europe. In the first quarter of this year, we already have $350 billion.

ONE BANKING MERGER ATTRACTED A LOT OF INTEREST, DIDN'T IT?

NFE: That was the possibility of a three-way merger. At first, Societe Generale and Paribas announced plans to merge. Their share prices did not benefit from the news. But when Banque Nationale de Paris (BNP) bid for both of them, prices increased dramatically.

NOT ALL TAKEOVERS WERE DOMESTIC, WERE THEY?

NFE: No. A U.S. company, TRW, offered to purchase Lucas Varity, the U.K. engineering company. We benefited when the stock price rose, so we sold our position.

OIL STOCKS HAVE PERFORMED WELL. WHAT DID THE FUND OWN?

NFE: The fund holds a number of oil stocks, but we have overweighted Shell. We like the stock because we anticipate restructuring news and the possibility of large share buyback or special dividend - not to mention that the price of crude oil has risen more than 50% off its lows within the last six months.

WERE THERE ANY DISAPPOINTMENTS?

NFE: Yes. German retailer Karstadt was one. Concern over consumer confidence hurt. But we remain overweight in this holding because we anticipate major benefits from refurbishment programs and we believe the market has not priced these in yet.

HOW ABOUT THE CURRENCY?

NFE: Overall, the strength of the U.S. dollar worked against international investors. We did gain somewhat by hedging some of the exposure to the euro back into the dollar, but we could not completely overcome an 11% decline in the value of the euro against the dollar. We remain underweighted in the euro.

WHAT ELSE DO YOU SEE AHEAD?

NFE: We're looking for stronger economic growth in Europe in the second half of the year, and already we are starting to see improvement. The weak euro has stimulated exports and the stronger than expected U.S. economy and the bounceback of Asia have helped. We expect the U.K. will continue to benefit from speculation that it will eventually join the euro and we believe the likely direction of U.K. interest rates is lower, heading toward the level of Continental rates.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in 14 European countries. As an international investment, the fund is subject to foreign market, political and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/29/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/99
$11,791,996

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/99
$24,700,696

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/99


EXPENSE RATIO

The fund's current annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1999

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ /   UNITED KINGDOM 32.9%

/ /   GERMANY 15.8%

/ /   FRANCE 13.6%

/ /   NETHERLANDS 11.1%

/ /   SWITZERLAND 9.4%

/ /   SPAIN 4.4%

/ /   ITALY 3.6%

/ /   SWEDEN 3.1%

/ /   SHORT-TERM AND
      OTHER INVESTMENTS 6.1%



                                                             % OF TOTAL
LARGEST HOLDINGS                                            INVESTMENTS
-----------------------------------------------------------------------
BP AMOCO PLC (UNITED KINGDOM)                                   2.9%
LLOYDS TSB GROUP PLC (UNITED KINGDOM)                           2.4%
VODAFONE GROUP PLC (UNITED KINGDOM)                             2.3%
ROCHE HOLDING AG (SWITZERLAND)                                  2.2%
GLAXO WELLCOME PLC (UNITED KINGDOM)                             2.1%
TOTAL SA, B SHARES (FRANCE)                                     1.9%
UBS AG (SWITZERLAND)                                            1.8%
NESTLE SA (SWITZERLAND)                                         1.8%
ROYAL DUTCH PETROLEUM CO. (NETHERLANDS)                         1.7%
MANNESMANN AG (GERMANY)                                         1.7%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $11,747,390
Foreign Tax Reclaim Receivable                          70,847
Receivable for Expense Reimbursements                   13,676
Deferred Organization Expenses                           3,096
Prepaid Administration Fee                                  40
Prepaid Expenses and Other Assets                          106
                                                   -----------
    Total Assets                                    11,835,155
                                                   -----------
LIABILITIES
Shareholder Servicing Fee Payable                        1,035
Administrative Services Fee Payable                        267
Accrued Trustees'                                           32
Fund Services Fee Payable                                   10
Accrued Expenses                                        41,815
                                                   -----------
    Total Liabilities                                   43,159
                                                   -----------
NET ASSETS
Applicable to 821,936 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $11,791,996
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $14.35
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $11,962,450
Undistributed Net Investment Income                     67,188
Accumulated Net Realized Loss on Investment           (431,832)
Net Unrealized Appreciation of Investment              194,190
                                                   -----------
    Net Assets                                     $11,791,996
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $24,138)                                $148,151
Allocated Interest Income                                       3,159
Allocated Portfolio Expenses (Net of
  Reimbursement of $35,656)                                   (58,119)
                                                             --------
    Net Investment Income Allocated from
      Portfolio                                                93,191

FUND EXPENSES
Transfer Agent Fees                                $ 8,649
Printing Expenses                                    7,833
Registration Fees                                    6,555
Shareholder Servicing Fee                            5,819
Professional Fees                                    5,678
Administrative Services Fee                          1,520
Amortization of Organization Expenses                  883
Interest Expense                                       795
Fund Services Fee                                      127
Administration Fee                                      88
Trustees' Fees and Expenses                             75
Miscellaneous                                        1,227
                                                   -------
    Total Fund Expenses                             39,249
Less: Reimbursement of Expenses                    (38,385)
                                                   -------
NET FUND EXPENSES                                                 864
                                                             --------
NET INVESTMENT INCOME                                          92,327
NET REALIZED GAIN ON INVESTMENT                                32,184
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT                                                  106,779
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $231,290
                                                             --------
                                                             --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED    FOR THE ELEVEN
                                                   MAY 31, 1999     MONTHS ENDED
                                                   (UNAUDITED)    NOVEMBER 30, 1998
                                                   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     92,327   $        181,672
Net Realized Gain (Loss) on Investment                   32,184           (155,697)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment                          106,779           (206,002)
                                                   ------------   -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         231,290           (180,027)
                                                   ------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (186,384)                --
Net Realized Gain                                      (308,572)                --
                                                   ------------   -----------------
    Total Distributions to Shareholders                (494,956)                --
                                                   ------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      2,207,277         15,399,103
Reinvestment of Dividends and Distributions             148,087                 --
Cost of Shares of Beneficial Interest Redeemed       (2,738,641)       (12,954,071)
                                                   ------------   -----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    (383,277)         2,445,032
                                                   ------------   -----------------
    Total Increase (Decrease) in Net Assets            (646,943)         2,265,005
NET ASSETS
Beginning of Period                                  12,438,939         10,173,934
                                                   ------------   -----------------
End of Period (including undistributed net
  investment income of $67,188 and $161,245,
  respectively)                                    $ 11,791,996   $     12,438,939
                                                   ------------   -----------------
                                                   ------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                           FOR THE PERIOD
                                                                                                            FEBRUARY 29,
                                                                                                                1996
                                                   FOR THE SIX                                            (COMMENCEMENT OF
                                                   MONTHS ENDED    FOR THE ELEVEN      FOR THE FISCAL      OPERATIONS) TO
                                                   MAY 31, 1999     MONTHS ENDED         YEAR ENDED         DECEMBER 31,
                                                   (UNAUDITED)    NOVEMBER 30, 1998   DECEMBER 31, 1997         1996
                                                   ------------   -----------------   -----------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     14.73    $          12.56    $          11.56    $         10.00
                                                   ------------   -----------------   -----------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.12                0.20                0.21               0.12
Net Realized and Unrealized Gain on Investment            0.11                1.97                2.34               1.59
                                                   ------------   -----------------   -----------------   ----------------
Total from Investment Operations                          0.23                2.17                2.55               1.71
                                                   ------------   -----------------   -----------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.23)                 --               (0.17)             (0.10)
Net Realized Gain                                        (0.38)                 --               (1.38)             (0.05)
                                                   ------------   -----------------   -----------------   ----------------
Total Distributions to Shareholders                      (0.61)                 --               (1.55)             (0.15)
                                                   ------------   -----------------   -----------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $     14.35    $          14.73    $          12.56    $         11.56
                                                   ------------   -----------------   -----------------   ----------------
                                                   ------------   -----------------   -----------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              1.60%(a)            17.28%(a)            22.27%           17.10%(a)
Net Assets, End of Period (in thousands)           $    11,792    $         12,439    $         10,174    $         6,532
Ratios to Average Net Assets
  Net Expenses (excluding interest expense)               1.00%(b)             1.00%(b)             1.00%            1.00%(b)
  Net Investment Income                                   1.59%(b)             1.32%(b)             1.57%            1.68%(b)
  Expenses without Reimbursement and including
    Interest Expense                                      2.29%(b)             1.77%(b)             2.08%            2.50%(c)
  Interest Expense                                        0.01%(b)             0.05%(b)               --               --

------------------------
(a) Not Annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional European Equity Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on February 29, 1996. At a meeting on November 12, 1998, the Board of Directors elected to change the fund's fiscal year end from December 31 to November 30.

The fund invests all of its investable assets in The European Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 47% at May 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $11,800. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI.The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 1999, the fee for these services amounted to $88.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Funds invest and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios and other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series and Trust. For the six months ended May 31, 1999, the fee for these services amounted to $1,520.

      In addition, J.P. Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund until further notification. For the six months ended May 31, 1999, J.P. Morgan has agreed to reimburse the fund $38,385 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended May 31, 1999, the fee for these services amounted to $5,819.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $127 for the six months ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $20.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED    FOR THE ELEVEN
                                                   MAY 31, 1999     MONTHS ENDED
                                                   (UNAUDITED)    NOVEMBER 30, 1998
                                                   ------------   -----------------
Shares sold......................................      149,372           1,002,990
Reinvestment of dividends and distributions......       10,548                  --
Shares redeemed..................................     (182,733)           (968,311)
                                                   ------------   -----------------
Net Increase (Decrease)..........................      (22,813)             34,679
                                                   ------------   -----------------
                                                   ------------   -----------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and the portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at May 31, 1999. The average daily balance outstanding for the six months ended May 31, 1999 was $30,769 at a weighted average interest rate of 5.10%.

The European Equity Portfolio
Semiannual Report May 31, 1999
(The following pages should be read in conjunction with the J.P. Morgan Institutional European Equity Fund
Semiannual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
COMMON STOCK (95.1%)
AUSTRIA (0.6%)
Bank Austria AG (Banking)(s).....................     3,000    $    154,019
                                                               ------------

BELGIUM (0.3%)
Delhaize-Le Lion SA (Retail)(s)..................       959          82,676
                                                               ------------

DENMARK (0.4%)
Danisco A/S (Food, Beverages & Tobacco)(s).......     2,000          96,261
                                                               ------------

FINLAND (1.9%)
Nokia OYJ (Telecommunications-Equipment)(s)......     3,073         219,138
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................     1,600          48,516
Stora Enso OYJ, A Shares (Forest Products &
  Paper)(s)......................................     9,024          91,047
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................    11,700         118,729
                                                               ------------
                                                                    477,430
                                                               ------------

FRANCE (13.0%)
Accor SA (Restaurants & Hotels)(s)...............       213          52,383
Alcatel Alsthom (Telecommunications-
  Equipment)(s)..................................       476          56,739
Alstom SA (Railroads)(s)+........................     3,952         116,984
AXA (Insurance)(s)...............................     1,363         157,481
Canal Plus (Broadcasting & Publishing)(s)........       257          74,570
Carrefour SA (Retail)(s).........................     1,116         146,796
Casino Guichard Perrachon (Restaurants &
  Hotels)(s).....................................       800          76,121
Castorama Dubois Investissement SA (Retail)(s)...       349          85,391
Compagnie de Saint Gobain SA (Building
  Materials)(s)..................................       853         134,232
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................     1,915         208,244
Elf Aquitaine SA (Oil-Services)(s)...............     2,000         290,262
France Telecom SA (Telecommunication
  Services)(s)...................................     1,856         142,638
Groupe Danone (Food, Beverages & Tobacco)(s).....       600         165,625
Lagardere S.C.A. (Multi - Industry)(s)...........     2,750         107,685

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
FRANCE (CONTINUED)
Louis Vuitton Moet Hennessy (Food, Beverages &
  Tobacco)(s)....................................       173    $     47,579
Renault SA (Automotive)(s).......................     2,400          93,478
Sanofi-Synthelabo SA (Pharmaceuticals)(s)+.......     3,068         129,601
SEITA (Food, Beverages & Tobacco)(s).............       783          48,762
Societe Generale, A shares (Banking)(s)..........       751         136,791
STMicroelectronics NV (Electronics)(s)...........     1,229         142,641
Total SA, B Shares (Oil-Services)(s).............     3,611         439,869
Vivendi (Utilities)..............................     4,899         363,694
                                                               ------------
                                                                  3,217,566
                                                               ------------

GERMANY (15.0%)
Adidas - Salomon AG (Apparels & Textiles)(s).....     1,240         123,821
BASF AG (Chemicals)(s)...........................     5,453         212,674
Bayerische Hypo-Und Vereinsbank AG
  (Banking)(s)...................................     4,455         241,295
Bilfinger & Berger Bau AG (Construction &
  Housing)(s)....................................     3,390          84,362
Continental AG (Automotive)(s)...................     3,824          88,765
DaimlerChrysler AG (Automotive)(s)...............     3,425         296,346
Deutsche Telekom AG (Utilities)(s)...............     1,700          67,991
Dresdner Bank AG (Banking)(s)....................     4,900         182,396
Fresenius Medical Care AG (Medical
  Supplies)(s)...................................     1,396          70,064
Hochtief AG (Construction & Housing)(s)..........     1,700          75,012
Hoechst AG (Holding Companies)(s)................     3,886         173,501
Karstadt AG (Retail)(s)..........................       269         111,383
Mannesmann AG (Diversified Manufacturing)(s).....     2,867         392,708
Metro AG (Retail)(s).............................     1,400          88,563
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................     1,188         203,719
Munchener Rueckversicherungs-Gesellschaft AG- New
  Shares (Insurance)(s)+.........................       907         153,636
Preussag AG (Diversified Manufacturing)(s).......     1,093          56,571
RWE AG (Utilities)(s)............................     3,020         135,309
SAP AG (Computer Software)(s)....................       200          69,638

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
GERMANY (CONTINUED)
Schering AG (Pharmaceuticals)(s).................     1,216    $    130,325
SGL Carbon AG (Chemicals)(s).....................     2,150         150,620
Siemens AG (Electrical Equipment)(s).............     3,200         215,814
VEBA AG (Utilities)(s)...........................     6,430         367,764
                                                               ------------
                                                                  3,692,277
                                                               ------------

IRELAND (1.0%)
Allied Irish Banks PLC (Banking)(s)..............     4,231          56,008
CRH PLC (Building Materials)(s)..................     5,565          95,283
Greencore Group PLC (Food, Beverages &
  Tobacco)(s)....................................    16,647          60,922
Irish Life PLC (Financial Services)(s)...........     1,818          23,286
                                                               ------------
                                                                    235,499
                                                               ------------
ITALY (3.4%)
Assicurazioni Generali SPA (Insurance)(s)........     5,400         192,539
Bayerische Vita SPA (Insurance)(s)...............     8,400          38,558
ENI SPA (Oil-Services)(s)........................    28,900         181,007
Instituto Bancario San Paolo di Torino SPA
  (Banking)(s)...................................     7,359          99,646
Mediaset SPA (Broadcasting & Publishing)(s)......     9,036          73,412
Telecom Italia SPA (Telecommunication
  Services)(s)...................................     9,732         100,538
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................    29,640         161,468
                                                               ------------
                                                                    847,168
                                                               ------------

NETHERLANDS (10.6%)
ABN Amro Holding NV (Banking)(s).................     6,780         150,646
Aegon NV (Insurance)(s)..........................     1,759         142,540
Akzo Nobel NV (Chemicals)(s).....................     1,600          66,585
Benckiser NV (Household Products)(s).............       612          33,148
Equant NV (Information Processing)(s)+...........       600          49,562
Getronics NV (Computer Systems)(s)...............       900          34,819
Heineken NV (Food, Beverages & Tobacco)(s).......     2,900         161,620
ING Groep NV (Financial Services)(s).............     5,871         314,613
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
NETHERLANDS (CONTINUED)
KPN NV (Telecommunication Services)(s)...........     6,032    $    292,020
Laurus NV (Retail)(s)............................     3,036          69,838
Philips Electronics NV (Electronics)(s)..........     4,118         354,154
Royal Dutch Petroleum Co. (Oil-Services)(s)......     7,298         407,489
TNT Post Group NV (Transport & Services)(s)......     2,981          75,119
Unilever NV (Food, Beverages & Tobacco)(s).......     1,428          95,187
United Pan-Europe Communications NV
  (Telecommunications)(s)+.......................     1,403          86,186
Vedior NV (Business & Public Services)(s)........     4,830          89,643
Vendex NV (Retail)(s)............................     6,830         199,963
                                                               ------------
                                                                  2,623,132
                                                               ------------

PORTUGAL (1.3%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........     8,580         170,456
BPI-SGPS SA (Banking)(s).........................       800          16,768
Electricidade de Portugal SA (Electric)(s).......     3,300          60,212
Portugal Telecom SA (Telecommunications)(s)......     1,687          76,555
                                                               ------------
                                                                    323,991
                                                               ------------

SPAIN (4.2%)
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................     1,173          35,814
Banco Bilbao Vizcaya SA (Banking)(s).............     5,553          80,301
Banco Popular Espanol SA (Banking)(s)............       755          55,340
Banco Santander Central Hispano SA
  (Banking)(s)...................................     8,723         182,413
Endesa SA (Electric)(s)..........................    12,395         264,521
Iberdrola SA (Electric)(s).......................     2,851          40,959
Repsol SA (Oil-Production)(s)....................     5,500          99,835
Telefonica SA (Telecommunications)(s)+...........     5,650         271,636
                                                               ------------
                                                                  1,030,819
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
SWEDEN (2.9%)
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....     5,702    $    181,236
Electrolux AB (Appliances & Household
  Durables)(s)...................................     2,473          48,027
Ericsson LM, B Shares (Telecommunications-
  Equipment)(s)..................................    12,800         342,644
Skandia Forsakrings AB (Insurance)(s)............     9,078         156,183
                                                               ------------
                                                                    728,090
                                                               ------------

SWITZERLAND (9.0%)
Nestle SA (Food, Beverages & Tobacco)(s).........       230         414,400
Novartis AG (Pharmaceuticals)(s).................       234         340,358
Roche Holding AG (Pharmaceuticals)(s)............        48         509,134
Swisscom AG (Telecommunication Services)(s)......       900         324,904
UBS AG (Banking)(s)..............................     1,445         419,218
Zurich Allied AG (Insurance)(s)..................       349         205,708
                                                               ------------
                                                                  2,213,722
                                                               ------------

UNITED KINGDOM (31.5%)
Allied Zurich PLC (Insurance)(s).................     7,700          98,153
Arriva PLC (Diversified Manufacturing)(s)........     7,900          46,965
AstraZeneca Group PLC (Pharmaceuticals)(s).......     5,904         234,717
Barclays PLC (Banking)(s)........................     6,900         209,522
Bass PLC (Food, Beverages & Tobacco)(s)..........     5,018          73,976
BG PLC (Gas Exploration)(s)......................    17,700          97,283
Billiton PLC (Metals & Mining)(s)................    39,000         121,862
British Aerospace PLC (Aerospace)(s).............    11,900          78,562
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................     7,900          72,536
British Petroleum Co. PLC (Oil-Services)(s)......    37,558         671,642
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)(s)...............................     8,000          76,210
British Telecommunications PLC
  (Telecommunications)(s)........................    22,700         376,112
Cable & Wireless Communications PLC
  (Telecommunications)(s)........................    25,400         312,583
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UNITED KINGDOM (CONTINUED)
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(s)....................................    13,200    $     89,736
Carlton Communications PLC (Entertainment,
  Leisure & Media)(s)............................     7,100          56,658
Compass Group PLC (Food, Beverages &
  Tobacco)(s)....................................    16,100         163,305
Diageo PLC (Food, Beverages & Tobacco)(s)........    11,270         118,648
General Electric Co. PLC (Electrical
  Equipment)(s)..................................     6,300          59,561
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........    17,500         491,015
Glynwed International PLC (Metals & Mining)(s)...    27,621          86,307
Great Universal Stores PLC (Retail)(s)...........    11,100         118,459
Hanson PLC (Building Materials)(s)...............    17,500         159,138
Hays PLC (Commercial Services)(s)................     7,700          71,563
HSBC Holdings PLC (75p) (Banking)(s).............     7,900         265,332
IMI PLC (Diversified Manufacturing)(s)...........     7,700          30,723
Invensys PLC (Diversified Manufacturing)(s)......    10,500          47,952
Kingfisher PLC (Retail)(s).......................    12,100         151,622
Lloyds TSB Group PLC (Banking)(s)................    41,960         560,082
MEPC PLC (Real Estate)(s)........................     6,451          52,512
MFI Furniture Group PLC (Household
  Products)(s)...................................    45,392          27,640
National Power PLC (Electric)(s).................    14,790         115,535
Northern Foods PLC (Food, Beverages &
  Tobacco)(s)....................................    22,000          49,001
Northern Rock PLC (Financial Services)(s)........     8,800          73,114
Nycomed Amersham PLC (Medical Supplies)(s).......     4,704          33,505
Ocean Group PLC (Transport & Services)(s)........     5,200          78,325
Pearson PLC (Broadcasting & Publishing)(s).......     5,200          98,990
Pilkington PLC (Building Materials)(s)...........    58,700          69,135
PowerGen PLC (Electric)(s).......................     7,300          79,075
Prudential Corp. PLC (Insurance)(s)..............    11,300         148,478

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UNITED KINGDOM (CONTINUED)
Racal Electronic PLC (Telecommunications-
  Equipment)(s)..................................    10,300    $     61,975
Rentokil Initial PLC (Pollution Control)(s)......     5,000          20,350
Reuters Group PLC (Broadcasting &
  Publishing)(s).................................     6,000          82,492
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................    20,727         169,552
Royal Bank of Scotland Group PLC (Banking)(s)....     4,100          87,379
Sainsbury (J.) PLC (Retail)(s)...................    20,107         122,434
Select Appointments Holdings PLC (Business &
  Public Services)(s)............................     3,100          38,001
Shell Transport & Trading Co. (Oil-
  Services)(s)...................................    10,500          76,092
Smith & Nephew PLC (Medical Supplies)(s).........    10,000          27,722
SmithKline Beecham PLC (Pharmaceuticals)(s)......    20,300         264,296
Tate & Lyle PLC (Food, Beverages & Tobacco)(s)...     5,000          32,849
Tesco PLC (Retail)(s)............................    13,800          40,246
TI Group PLC (Diversified Manufacturing)(s)......     6,700          51,641
Tomkins PLC (Multi - Industry)(s)................    28,800         103,489
Unilever PLC (Food, Beverages & Tobacco)(s)......    10,982          96,963
Vickers PLC (Capital Goods)(s)...................    19,466          49,284
Vodafone Group PLC (Telecommunications)(s).......    28,300         537,826
Williams PLC (Diversified Manufacturing)(s)......     7,000          41,053
Woolwich PLC (Financial Services)(s).............    15,800         105,829
                                                               ------------
                                                                  7,775,007
                                                               ------------
  TOTAL COMMON STOCK (COST $21,392,289)..........                23,497,657
                                                               ------------
PREFERRED STOCK (0.2%)
GERMANY (0.2%)
ProSieben Media AG (Broadcasting & Publishing)
  (COST $47,578).................................       988          42,304
                                                               ------------

                                                   PRINCIPAL
              SECURITY DESCRIPTION                  AMOUNT        VALUE
-------------------------------------------------  ---------   ------------
SHORT-TERM INVESTMENTS (0.3%)
U.S. TREASURY OBLIGATIONS (0.3%)
U.S. Treasury Bills, 4.51%(y)
  due 07/15/99
  (COST $69,635).................................  $ 70,000    $     69,635
                                                               ------------
TOTAL INVESTMENTS (COST $21,509,502) (95.6%)................
                                                                 23,609,596
OTHER ASSETS IN EXCESS OF LIABILITIES (4.4%)................
                                                                  1,091,100
                                                               ------------
NET ASSETS (100.0%).........................................   $ 24,700,696
                                                               ------------
                                                               ------------

------------------------------
Note: Based on the cost of investments of $21,627,385 for federal income tax purposes at May 31, 1999, the aggregate gross unrealized appreciation and depreciation was $3,182,741 and $1,200,530, respectively, resulting in net unrealized appreciation of $1,982,211.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $8,952,759 of the market value has been segregated.

(y) - Yield to maturity.

SDR - Swedish Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENT
                                                    -----------------
Banking...........................................        13.1%
Pharmaceuticals...................................         9.0%
Oil - Services....................................         8.9%
Food, Beverages & Tobacco.........................         7.7%
Insurance.........................................         7.4%
Telecommunications................................         7.1%
Retail............................................         5.3%
Telecommunication Services........................         4.5%
Utilities.........................................         4.0%
Financial Services................................         3.1%
Telecommunications - Equipment....................         2.9%
Diversified Manufacturing.........................         2.8%
Electric..........................................         2.4%
Electronics.......................................         2.1%
Automotive........................................         2.0%
Broadcasting & Publishing.........................         1.9%
Building Materials................................         1.9%
Chemicals.........................................         1.8%
Electrical Equipment..............................         1.2%
Forest Products & Paper...........................         0.9%
Metals & Mining...................................         0.9%
Multi - Industry..................................         0.9%
Construction & Housing............................         0.8%
Holding Companies.................................         0.7%
Medical Supplies..................................         0.6%
Transport & Services..............................         0.6%
Apparels & Textiles...............................         0.5%
Business & Public Services........................         0.5%
Railroads.........................................         0.5%
Restaurants & Hotels..............................         0.5%
Gas Exploration...................................         0.4%
Oil-Production....................................         0.4%
Aerospace.........................................         0.3%
Commercial Services...............................         0.3%
Computer Software.................................         0.3%
Government Obligations............................         0.3%
Household Products................................         0.3%
Appliances & Household Durables...................         0.2%
Capital Goods.....................................         0.2%
Entertainment, Leisure & Media....................         0.2%
Information Processing............................         0.2%
Real Estate.......................................         0.2%
Computer Systems..................................         0.1%
Pollution Control.................................         0.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $21,509,502 )           $23,609,596
Cash                                                   127,033
Foreign Currency at Value (Cost $705,264 )             687,687
Receivable for Investments Sold                        568,425
Dividends Receivable                                   117,878
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    41,750
Receivable for Expense Reimbursement                    23,655
Deferred Organization Expenses                           3,572
Prepaid Administration Fee                                 625
Prepaid Trustees' Fees                                      14
Prepaid Expenses and Other Assets                          285
                                                   -----------
    Total Assets                                    25,180,520
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      332,062
Custody Fee Payable                                     46,932
Foreign Tax Withholding Payable                         17,950
Advisory Fee Payable                                    14,159
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    12,060
Variation Margin Payable                                11,588
Administrative Services Fee Payable                        562
Fund Services Fee Payable                                   23
Accrued Expenses                                        44,488
                                                   -----------
    Total Liabilities                                  479,824
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $24,700,696
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $50,849 )                                                $293,351
Interest Income                                                  7,208
                                                              --------
    Investment Income                                          300,559
EXPENSES
Custodian Fees and Expenses                        $ 90,445
Advisory Fee                                         84,748
Professional Fees and Expenses                       24,939
Administrative Services Fee                           3,407
Amortization of Organization Expense                  2,168
Fund Services Fee                                       284
Administration Fee                                      168
Trustees' Fees and Expenses                             153
Miscellaneous                                         4,336
                                                   --------
    Total Expenses                                  210,648
Less: Reimbursement of Expenses                     (80,266)
                                                   --------
NET EXPENSES                                                   130,382
                                                              --------
NET INVESTMENT INCOME                                          170,177
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (31,468)
  Futures                                            52,747
  Foreign Currency Contracts and Transactions        87,215
                                                   --------
    Net Realized Gain                                          108,494
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments Transactions                          223,985
  Futures                                           (42,080)
  Foreign Currency Contracts and Translations         5,239
                                                   --------
    Net Change in Unrealized Appreciation                      187,144
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $465,815
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED         FOR THE
                                                   MAY 31, 1999   ELEVEN MONTHS ENDED
                                                   (UNAUDITED)     NOVEMBER 30, 1998
                                                   ------------   -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    170,177   $          301,273
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions       108,494             (358,521)
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                            187,144               67,260
                                                   ------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                        465,815               10,012
                                                   ------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         6,036,082           47,559,507
Withdrawals                                          (9,080,974)         (35,281,967)
                                                   ------------   -------------------
    Net Increase (Decrease) from Investors'
      Transactions                                   (3,044,892)          12,277,540
                                                   ------------   -------------------
    Total Increase (Decrease) in Net Assets          (2,579,077)          12,287,552
NET ASSETS
Beginning of Period                                  27,279,773           14,992,221
                                                   ------------   -------------------
End of Period                                      $ 24,700,696   $       27,279,773
                                                   ------------   -------------------
                                                   ------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                        FOR THE
                                                                                      FISCAL YEAR
                                                                                         ENDED        FOR THE PERIOD
                                                   FOR THE SIX                         DECEMBER       MARCH 28, 1995
                                                   MONTHS ENDED    FOR THE ELEVEN         31,        (COMMENCEMENT OF
                                                   MAY 31, 1999     MONTHS ENDED      -----------   OPERATIONS) THROUGH
                                                   (UNAUDITED)    NOVEMBER 30, 1998   1997   1996    DECEMBER 31, 1995
                                                   ------------   -----------------   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                            1.00%(a)             0.87%(a) 0.88% 0.84%               0.90%(a)
  Net Investment Income                                   1.31%(a)             1.17%(a) 1.47% 1.65%               1.67%(a)
  Expenses without Reimbursement                          1.61%(a)             1.11%(a) 0.89% 0.84%               0.90%(a)
Portfolio Turnover                                          41%(b)               99%(b)   65%   57%                 36%(b)

------------------------
(a) Annualized.

(b) Not Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "portfolio") is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $27,700, which were deferred and are amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency translations.

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.65% of the portfolio's average daily net assets. For the six months ended May 31, 1999 such fees amounted to $84,748.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 1999, the fee for these services amounted to $168.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds, the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended May 31, 1999, the fee for these services amounted to $3,407.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

      In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio until further notification. For the six months ended May 31, 1999, Morgan has agreed to reimburse the portfolio $80,266 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $284 for the six months ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $60.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended May 31, 1999 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   -----------
$10,382,468.......  $13,338,020

Open futures contracts at May 31, 1999 are summarized as follows:

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
CAC 40 Index, expiring June 1999.................              7    $      (4,998)   $       318,775
DAX Index, expiring June 1999....................              2          (10,155)           274,695
FTSE 100 Index, expiring June 1999...............              1           (4,195)           104,194
IBEX Plus Index, expiring June 1999..............              1              (90)           105,014
                                                   --------------   --------------   ----------------
Totals...........................................             11    $     (19,438)   $       802,678
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

At May 31, 1999 the portfolio had open forward currency contracts as follows:

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        5/31/99     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
British Pound 109,771, expiring 8/25/99..........      176,892       175,809          (1,083)
Euro 840,000, expiring 8/25/99...................  $   891,216   $   883,652   $      (7,564)
Norwegian Krone 1,132,519, expiring
 8/25/99.........................................      145,587       143,104          (2,483)
Swedish Krona 376,156, expiring 8/25/99..........       44,669        44,089            (580)


                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------

Euro 2,112,101, expiring 8/25/99.................    2,262,060     2,221,861          40,199
Swiss Franc 137,423, expiring 8/25/99............  $    92,305   $    91,104   $       1,201
                                                                               --------------
NET UNREALIZED APPRECIATION OF FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $      29,690
                                                                               --------------
                                                                               --------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS                    J.P. MORGAN INSTITUTIONAL
                                                   EUROPEAN EQUITY FUND
     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:

         INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     NEW YORK TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

         INSTITUTIONAL SHARES

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES

SEMIANNUAL REPORT
MAY 31, 1999

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.
IM0471-I